UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2011
(Date of earliest event reported)

Cinedigm Digital Cinema Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 18, 2011, Cinedigm Digital Funding 2, LLC (“CDF 2”), an indirectly wholly-owned, special purpose subsidiary of Cinedigm Digital Cinema Corp. (the "Company"), entered into a definitive credit agreement (the “2011 Credit Agreement”) with Société Générale, New York Branch, as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”), Natixis New York Branch, as Syndication Agent, ING Capital LLC, as documentation agent, and the lenders party thereto.  CDF 2 may borrow up to $77.5 million  under the 2011 Credit Agreement, consisting of revolving loans of up to $2.5 million at any one time outstanding and term loans of up to $75 million.

In addition, up to $23.0 million of financing is available under a Sale and Leaseback Agreement dated as of October 18, 2011 (the “Sale and Leaseback Agreement”) between CHG-MERIDIAN US Finance, Ltd. (“CHG”) and CDF2 Holdings, LLC, an indirectly wholly-owned, special purpose subsidiary of the Company that holds all of the equity of CDF 2 (“Holdings”), and two Master Equipment Leases, dated as of October 18, 2011, between Holdings and CHG (the “Leases”).

The 2011 Credit Agreement, the Sale and Leaseback Agreement and the Leases provide for a total of up to $100.5 million in financing.  In connection with the financing and to set forth the priority of payment obligations and liens under the 2011 Credit Agreement, the Sale and Leaseback Agreement, the Leases and certain other obligations to the Company and certain vendors, CDF 2, Holdings, the Administrative Agent, the Collateral Agent, CHG, Access Digital Cinema Phase 2, Corp., a wholly-owned subsidiary of the Company that holds all of the equity of Holdings (“ADCP 2”), the Company and Ballantyne Strong, Inc., as an approved vendor, entered into a Multiparty Agreement, dated as of October 18, 2011.  There is no recourse to the Company for the obligations of CDF 2 and Holdings under the 2011 Credit Agreement, the Sale and Leaseback Agreement and the Leases.

The proceeds of the revolving loans under the 2011 Credit Agreement will be used to pay all costs, fees and expenses relating to the transaction and for working capital.  The proceeds of the term loans will be used, together with the proceeds from the Sale and Leaseback Agreement to finance part of the purchase price for digital cinema projection systems to be deployed by CDF 2 and Holdings in theatres in the United States (the “Equipment”).   The deployment will generate virtual print fees and other payments under certain digital cinema deployment agreements with major motion picture distributors.  The rights to receive such virtual print fees and payments to the extent they are generated by the Equipment being financed were transferred to CDF 2 pursuant to the Sale and Contribution Agreement, dated as of October 18, 2011, among the Company, ADCP 2, Holdings and CDF 2 (the “Sale and Contribution Agreement”), and will be the sources of repayment of the financing provided by the 2011 Credit Agreement, the Sale and Leaseback Agreement and the Leases.

Under the 2011 Credit Agreement, each of the Loans will bear interest, at the option of CDF 2 and subject to certain conditions, based on the base rate (generally, the bank prime rate) plus a margin of 3.50% or LIBOR, plus a margin of 4.50%.  The Loans mature and must be paid in full by October 15, 2017.  In addition, CDF 2 may prepay the Loans, without premium or penalty, in whole or in part, subject to paying certain breakage costs, if applicable.

The 2011 Credit Agreement also required CDF 2 and each of CDF 2’s existing and future direct and indirect subsidiaries (the "Guarantors") to guarantee the obligations under the 2011 Credit Agreement, pursuant to the Guaranty and Security Agreement, dated as of October 18, 2011, by and among CDF 2, the Guarantors and the Collateral Agent (the “Guaranty and Security Agreement”), and all such obligations are secured by a perfected security interest in all of the collective assets of CDF 2 and the Guarantors, including real estate owned or leased, and all capital stock or other equity interests in CDF 2 and CDF 2’s subsidiaries.  Additionally, the 2011 Credit Agreement required Holdings to enter into a Security Agreement, dated as of October 18, 2011, among Holdings, each grantor from time to time party thereto and the Collateral Agent (the “Holdings Security Agreement”) pursuant to which Holdings granted a perfected security interest in all equipment and inventory consisting of Equipment.  Furthermore, in connection with the 2011 Credit Agreement, ADCP 2 entered into a pledge agreement dated as of October 18, 2011 in favor of the Collateral Agent (the “ADCP 2 Pledge Agreement”) pursuant to which ADCP 2 pledged to the Collateral Agent all of the outstanding membership interests of Holdings, and Holdings entered into a pledge agreement dated as of October 18, 2011 in favor of the Collateral Agent (the “Holdings Pledge Agreement”) pursuant to which Holdings pledged to the Collateral Agent all of the outstanding membership interests of CDF 2.  The Multiparty Agreement also requires Holdings and certain of its existing future direct and indirect subsidiaries to enter into a Security Agreement, dated as of October 18, 2011, by and among Holdings, each of the other entities that becomes a party thereto and the Collateral Agent for CHG pursuant to which Holdings granted a perfected security interest in all of the collective assets of Holdings and each of its existing and future direct and indirect subsidiaries, other than CDF 2 and its subsidiaries.

The Leases provide for Holdings to make rental payments, commencing November 18, 2011 to January 18, 2013 at $216,300 per month, including pro-rated rent for any partial month, and thereafter, from February 18, 2013 to April 18, 2017, at $482,040.  Payments are made quarterly for the term of the Leases.  The initial term of the Leases is 66 months.  At the expiration of the initial term of the Leases, the term of the Leases will automatically renew for a mandatory renewal term equal to six months, at a rental rate equal to the rental rate during the initial term, unless Holdings terminates the Leases.  Holdings may terminate the Leases at the end of any full month after the expiration of the initial term or any mandatory renewal term by giving CHG (i) in the event Holdings elects to return the Equipment, 180 days prior written notice, and (ii) in the event Holdings elects to renew the Leases or to negotiate for the purchase of the Equipment from CHG, 60 days prior written notice.  If Holdings does not give such written notice, or if Holdings negotiates for the purchase of the Equipment from CHG but such purchase is not closed, the mandatory renewal term will be automatically extended thereafter on a month-to-month basis at the same monthly rent, until terminated by CHG or Holdings giving notice.  Provided no event of default has occurred and is continuing under the Leases, Holdings (or its permitted assignees) will have the option to either: (a) negotiate with CHG for the purchase of the Equipment from CHG; or (b) renew the term of the Leases at the expiration of any mandatory renewal term, for a fixed renewal term of at least 42 months, or such shorter period as may be agreed upon, at a rental rate equal to the rental rate during the initial term.

The 2011 Credit Agreement and the Leases contain customary representations, warranties, affirmative covenants, negative covenants and events of default, as well as conditions to borrowings and the sale and leaseback of Equipment.

The foregoing descriptions of the Guaranty and Security Agreement, the CHG Security Agreement, the Holdings Security Agreement, the Lease Facility Security Agreement, the Phase 2 Pledge Agreement, the Holdings Pledge Agreement, the 2011 Credit Agreement, the Multiparty Agreement, the Leases, the Sale and Leaseback Agreement and the Sale and Contribution Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, and are incorporated by reference herein.

Item 8.01	Other Events.

On October 20, 2011, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.		Description

4.1	--
Guaranty and Security Agreement, dated as of October 18, 2011, among Cinedigm Digital Funding 2, LLC, each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent.

4.2	--	Security Agreement, dated as of October 18, 2011, between CHG-MERIDIAN U.S. Finance, Ltd. and Société Générale, New York Branch, as Collateral Agent.
4.3	--
Security Agreement, dated as of October 18, 2011, among CDF2 Holdings, LLC and each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent for the Lenders and each other Secured Party.

4.4	--
Security Agreement, dated as of October 18, 2011, among CDF2 Holdings, LLC and each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent for CHG-Meridian U.S. Finance, Ltd. and any other CHG Lease Participants.

4.5	--	Pledge Agreement, dated as of October 18, 2011, between Access Digital Cinema Phase 2 Corp. and Société Générale, as Collateral Agent.
4.6	--	Pledge Agreement, dated as of October 18, 2011, between CDF2 Holdings, LLC and Société Générale, as Collateral Agent.
10.1	--
Credit Agreement, dated as of October 18, 2011, among Cinedigm Digital Funding 2, LLC, as the Borrower, Société Générale, New York Branch, as Administrative Agent and Collateral Agent, Natixis New York Branch, as Syndication Agent and the Lenders party thereto.

10.2	--
Multiparty Agreement, dated as of October 18, 2011, among Cinedigm Digital Funding 2, LLC, as Borrower, Access Digital Cinema Phase 2, Corp., CDF2 Holdings, LLC, Cinedigm Digital Cinema Corp., CHG-MERIDIAN U.S. Finance, Ltd., Société Générale, New York Branch, as Senior Agent and Ballantyne Strong, Inc., as Approved Vendor.

10.3	--	Master Equipment Lease No. 8463, effective as of October 18, 2011, by and between CHG- MERIDIAN U.S. Finance, Ltd. and CDF2 Holdings, LLC.
10.4	--	Master Equipment Lease No. 8465, effective as of October 18, 2011, by and between CHG-MERIDIAN U.S. Finance, Ltd. and CDF2 Holdings, LLC.
10.5	--	Sale and Leaseback Agreement, dated as of October 18, 2011, by and between CDF2 Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd.

Exhibit No.	Description

10.6	--	Sale and Contribution Agreement, dated as of October 18, 2011, among Cinedigm Digital Cinema Corp., Access Digital Cinema Phase 2, Corp., CDF2 Holdings, LLC and Cinedigm Digital Funding 2, LLC.
99.1	--	Press Release dated October 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM DIGITAL CINEMA CORP.
Dated: October 24, 2011	By:	/s/ Gary S. Loffredo
Gary S. Loffredo Senior Vice President – Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.		Description

4.1	--
Guaranty and Security Agreement, dated as of October 18, 2011, among Cinedigm Digital Funding 2, LLC, each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent.

4.2	--	Security Agreement, dated as of October 18, 2011, between CHG-MERIDIAN U.S. Finance, Ltd. and Société Générale, New York Branch, as Collateral Agent.
4.3	--
Security Agreement, dated as of October 18, 2011, among CDF2 Holdings, LLC and each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent for the Lenders and each other Secured Party.

4.4	--
Security Agreement, dated as of October 18, 2011, among CDF2 Holdings, LLC and each Grantor from time to time party thereto and Société Générale, New York Branch, as Collateral Agent for CHG-Meridian U.S. Finance, Ltd. and any other CHG Lease Participants.

4.5	--	Pledge Agreement, dated as of October 18, 2011, between Access Digital Cinema Phase 2 Corp. and Société Générale, as Collateral Agent.
4.6	--	Pledge Agreement, dated as of October 18, 2011, between CDF2 Holdings, LLC and Société Générale, as Collateral Agent.
10.1	--
Credit Agreement, dated as of October 18, 2011, among Cinedigm Digital Funding 2, LLC, as the Borrower, Société Générale, New York Branch, as Administrative Agent and Collateral Agent, Natixis New York Branch, as Syndication Agent and the Lenders party thereto.

10.2	--
Multiparty Agreement, dated as of October 18, 2011, among Cinedigm Digital Funding 2, LLC, as Borrower, Access Digital Cinema Phase 2, Corp., CDF2 Holdings, LLC, Cinedigm Digital Cinema Corp., CHG-MERIDIAN U.S. Finance, Ltd., Société Générale, New York Branch, as Senior Agent and Ballantyne Strong, Inc., as Approved Vendor.

10.3	--	Master Equipment Lease No. 8463, effective as of October 18, 2011, by and between CHG- MERIDIAN U.S. Finance, Ltd. and CDF2 Holdings, LLC.
10.4	--	Master Equipment Lease No. 8465, effective as of October 18, 2011, by and between CHG-MERIDIAN U.S. Finance, Ltd. and CDF2 Holdings, LLC.
10.5	--	Sale and Leaseback Agreement, dated as of October 18, 2011, by and between CDF2 Holdings, LLC and CHG-MERIDIAN U.S. Finance, Ltd.
10.6	--	Sale and Contribution Agreement, dated as of October 18, 2011, among Cinedigm Digital Cinema Corp., Access Digital Cinema Phase 2, Corp., CDF2 Holdings, LLC and Cinedigm Digital Funding 2, LLC.
99.1	--	Press Release dated October 20, 2011.